Exhibit 99.1

Watson Pharmaceuticals, Inc.

Reclassified Product Net Revenues and Gross Profit Summary* - 2003 and First Half of 2004

($ in 000’s)

	2003					2004
(Unaudited)	Q1	Q2	Q3	Q4	FY	Q1	Q2	1H

Net revenues:
Branded pharmaceutical products	$98,543	$100,026	$102,091	$96,192	$396,852	$88,376	$84,510	$172,886
Generic pharmaceutical products	228,417	247,142	236,757	299,304	1,011,620	306,022	305,566	611,588
Other	9,962	8,712	19,908	10,668	49,250	15,260	9,292	24,552
Total net revenues	$336,922	$355,880	$358,756	$406,164	$1,457,722	$409,658	$399,368	$809,026

Gross profit:
Branded pharmaceutical products	$73,579	$76,781	$80,548	$76,167	$307,075	$70,725	$64,933	$135,658
Generic pharmaceutical products	103,780	116,011	115,969	140,986	476,746	127,192	126,289	253,481
Other	9,962	8,712	19,908	10,668	49,250	15,260	9,292	24,552
Total gross profit	$187,321	$201,504	$216,425	$227,821	$833,071	$213,177	$200,514	$413,691

Gross margin by segment:
Branded pharmaceutical products	74.7%	76.8%	78.9%	79.2%	77.4%	80.0%	76.8%	78.5%
Generic pharmaceutical products	45.4%	46.9%	49.0%	47.1%	47.1%	41.6%	41.3%	41.4%
Gross margin on product net revenues	54.2%	55.5%	58.0%	54.9%	55.7%	50.2%	49.0%	49.6%
Overall gross margin	55.6%	56.6%	60.3%	56.1%	57.1%	52.0%	50.2%	51.1%

Product revenue contribution:
Branded pharmaceutical products	30%	29%	30%	24%	28%	22%	22%	22%
Generic pharmaceutical products	70%	71%	70%	76%	72%	78%	78%	78%

*  Reclassified product net revenues and gross profit reflect the reclassification of the bulk of oral contraceptive products, and certain other products from general products, from the branded pharmaceutical segment to the generic pharmaceutical segment.

Watson Pharmaceuticals, Inc.

Reclassified Product Net Revenues and Gross Profit Summary* - 2003 and First Half of 2004

($ in 000’s)

	2003					2004
(Unaudited)	Q1	Q2	Q3	Q4	FY	Q1	Q2	1H
GENERIC PHARMACEUTICAL
Previously reported net revenue	143,199	161,267	154,208	200,603	659,277	225,017	224,313	449,330
Reclassified net revenue adjustment - GP	6,708	9,415	9,640	11,952	37,715	10,210	12,469	22,679
Reclassified net revenue adjustment - WH	78,510	76,460	72,909	86,749	314,628	70,795	68,784	139,579
Reclassified net revenue	228,417	247,142	236,757	299,304	1,011,620	306,022	305,566	611,588

GROSS PROFIT
Previously reported gross profit	36,662	48,752	52,610	73,172	211,196	74,183	73,129	147,312
Reclassified gross profit adjustment - GP & WH	67,118	67,259	63,359	67,814	265,550	53,009	53,160	106,169
Reclassified gross profit	103,780	116,011	115,969	140,986	476,746	127,192	126,289	253,481
Previously Reported Gross Margin	25.6%	30.2%	34.1%	36.5%	32.0%	33.0%	32.6%	32.8%
Reclassified Gross Margin	45.4%	46.9%	49.0%	47.1%	47.1%	41.6%	41.3%	41.4%

BRANDED PHARMACEUTICAL
SPECIALTY PRODUCTS REVENUE
Previously reported net revenue - GP	48,477	60,605	54,482	52,523	216,087	43,067	50,577	93,644
Reclassified net revenue adjustment - GP	(6,708)	(9,415)	(9,640)	(11,952)	(37,715)	(10,210)	(12,469)	(22,679)
Reclassified net revenue - GP	41,769	51,190	44,842	40,571	178,372	32,857	38,108	70,965

Previously reported net revenue - WH	95,510	88,507	88,973	99,349	372,339	82,363	73,751	156,114
Reclassified net revenue adjustment - WH	(78,510)	(76,460)	(72,909)	(86,749)	(314,628)	(70,795)	(68,784)	(139,579)
Reclassified net revenue - WH	17,000	12,047	16,064	12,600	57,711	11,568	4,967	16,535

Reclassified net revenue - SP	58,769	63,237	60,906	53,171	236,083	44,425	43,075	87,500

NEPHROLOGY REVENUE
Previously reported net revenue	39,774	36,789	41,185	43,021	160,769	43,951	41,435	85,386
Previously reported net revenue	39,774	36,789	41,185	43,021	160,769	43,951	41,435	85,386

CONSOLIDATED BRANDED REVENUE
Previously reported net revenue	183,761	185,901	184,640	194,893	749,195	169,381	165,763	335,144
Reclassified net revenue adjustment - GP	(6,708)	(9,415)	(9,640)	(11,952)	(37,715)	(10,210)	(12,469)	(22,679)
Reclassified net revenue adjustment - WH	(78,510)	(76,460)	(72,909)	(86,749)	(314,628)	(70,795)	(68,784)	(139,579)
Reclassified net revenue	98,543	100,026	102,091	96,192	396,852	88,376	84,510	172,886

GROSS PROFIT
Previously reported gross profit	140,697	144,040	143,907	143,981	572,625	123,734	118,093	241,827
Reclassified gross profit adjustment - GP & WH	(67,118)	(67,259)	(63,359)	(67,814)	(265,550)	(53,009)	(53,160)	(106,169)
Reclassified gross profit	73,579	76,781	80,548	76,167	307,075	70,725	64,933	135,658
Previously Reported Gross Margin	76.6%	77.5%	77.9%	73.9%	76.4%	73.1%	71.2%	72.2%
Reclassified Gross Margin	74.7%	76.8%	78.9%	79.2%	77.4%	80.0%	76.8%	78.5%

GP = General Products	WH = Women’s Health	SP = Specialty Products

* Reclassified product net revenues and gross profit reflect the reclassification of the bulk of oral contraceptive products, and certain other products, from the branded pharmaceutical segment to the generic pharmaceutical segment.